EXHIBIT 32.1

CERTIFICATION OF CHIEF EXECUTIVE OFFICER

PURSUANT TO 18 U.S.C. SECTION 1350,

AS ADOPTED PURSUANT TO

SECTION 906 Of THE SARBANES-OXLEY ACT OF 2002

I, Eric D. Belcher, Chief Executive Officer of InnerWorkings, Inc. (the “Company”), hereby certify, that:

(1) The Company’s quarterly report on Form 10-Q for the quarterly period ended September 30, 2014 (the “Form 10-Q”) fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934, as amended; and

(2) The information contained in the Form 10-Q fairly presents, in all material aspects, the financial condition and results of operations of the Company.

/s/ Eric D. Belcher
Eric D. Belcher
Chief Executive Officer
November 7, 2014